Exhibit 99.2

This Statement on Form 4 is filed by: (i) OMH (ML), L.P.; (ii) V-OMH (ML) II, L.P.; (iii) OMH (ML) GP, LLC; (iv) V-OMH (ML) GP II, LLC; (v) OMH Holdings, L.P.; (vi) Apollo Uniform GP, LLC; (vii) Apollo Management VIII, L.P.; (viii) AIF VIII Management, LLC; (ix) Apollo Management, L.P.; (x) Apollo Management GP, LLC; (xi) Apollo Management Holdings, L.P.; and (xii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  October 14, 2021

Issuer Name and Ticker or Trading Symbol: OneMain Holdings, Inc.

OMH (ML), L.P.

By:	OMH (ML) GP, LLC, its general partner

	By:	OMH Holdings, L.P.,
its sole member

		By:	Apollo Uniform GP, LLC,
its general partner

			By:	/s/ William B. Kuesel
			Name:	William B. Kuesel
			Title:	Vice President

V-OMH (ML) II, L.P.

By:	V-OMH (ML) GP II, LLC,
its general partner

	By:	OMH Holdings, L.P.,
its sole member

		By:	Apollo Uniform GP, LLC,
its general partner

			By:	/s/ William B. Kuesel
			Name:	William B. Kuesel
			Title:	Vice President

V-OMH (ML) GP II, LLC

By:	OMH Holdings, L.P., its sole member

	By:	Apollo Uniform GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
		Name:	William B. Kuesel
		Title:	Vice President

OMH HOLDINGS, L.P.

By:	Apollo Uniform GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO UNIFORM GP, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

OMH (ML) GP, LLC

By:	OMH Holdings, L.P.,
its sole member

	By:	Apollo Uniform GP, LLC,
its general partner

		By:	/s/ William B. Kuesel
		Name:	William B. Kuesel
		Title:	Vice President

APOLLO MANAGEMENT VIII, L.P.

By:	AIF VIII Management, LLC,
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

AIF VIII MANAGEMENT, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
	Name:	William B. Kuesel
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William B. Kuesel
Name:	William B. Kuesel
Title:	Vice President